                                                                   EXHIBIT 10.53

                                 OFFICE LEASE

                            BASIC LEASE INFORMATION
              Lease Date:                 March 4, 1997

              Landlord:                   Spieker Properties, L.P., a California limited
                                          partnership

              Address:                    2150 River Plaza Drive, Suite 160
                                          Sacramento, California 95833

              Tenant:                     Pan American Bank, FSB
                                          a Federally Chartered Institution

              Address of Tenant:          1300 S. El Camino Real, Suite 320
                                          San Mateo, CA 94402

                                          Contact: Rick Burns       Telephone:    800/694-1800 ext. 206
                                                                                  415/345-1800

Paragraph 1   Premises:                   Approximately 3,595 rentable square feet (which
                                          includes a portion of the building's common area) on
                                          the 1st floor, shown outlined in red on the
                                          attached Exhibit "B", in the two story office
                                          building known as 2295 Gateway Oaks Drive,
                                          Sacramento, California.

Paragraph 2   Lease Term:                 Three years, commencing on May 1, 1997, and ending on
                                          -----------                -----------
                                          April 30, 2000.
                                          --------------

Paragraph 3   Rent:                       Months 01-18:  $5,932.00 per month.
                                          Month 19-36:   $6,112.00 per month.

              First Month's Rent:  $5,932.00, due upon Lease execution.
                                   ---------

Paragraph 27  Base Year for Adjustments for Operating Expenses:  1997

Paragraph 27  Tenant's Percentage Share of Operating Expenses:    7.93%

Paragraph 27  Tenant's Percentage Share of Taxes:                 7.93%

Paragraph 27  Base Year for Adjustments for Taxes:                1997

Paragraph 33  Security Deposit: $5,932.00,* due upon Lease execution.
                                ---------
              *$1,000.00 shall be transferred from existing lease.

              The foregoing Basic Lease Information is hereby incorporated into and made a part of this
              Lease.  Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information.  In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

   LANDLORD:                                 TENANT:


Spieker Proporties, L.P.,                    Pan American Bank, FSB
a California Limited Partnership             a Federally Chartered Institution

BY:  Spieker Properties, Inc.,               BY:  /s/ Lawrence J. Grill
     a Maryland corporation,                       ---------------------------
                                                   Lawrence J. Grill
ITS: General Partner
                                             ITS:  President & CEO
BY:  /s/ Peter H. Schnugg
     -------------------------------         DATED: 3-5-97
      Peter H. Schnugg                              --------------------------
ITS:  Senior Vice President

DATED:  4-7-97
        ----------------------------

                               TABLE OF CONTENTS



 l.  Premises and Occupancy
 2.  Term and Possession
 3.  Rent
 4.  Restrictions on Use
 5.  Compliance with Laws
 6.  Alterations
 7.  Repair
 8.  Liens
 9.  Assignment and Subletting
 10. Insurance and Indemnification
 11. Waiver of Subrogation
 12. Services and Utilities
 13. Estoppel Certificate
 14. Holding Over
 15. Subordination
 16. Rules and Regulations
 l7. Re-Entry by Landlord
 18. Insolvency of Bankruptcy
 19. Default
 20. Damage by Fire, etc.
 21. Eminent Domain
 22. Sale by Landlord
 23. Right of Landlord to Perform
 24. Surrender of Premises
 25. Waiver
 26. Notices
 27. Rental Adjustments
 28. Taxes Payable by Tenant
 29. Abandonment
 30. Substitution
 3l. Successors and Assigns
 32. Attorneys' Fees
 33. Security Deposit
 34. Corporate Authority
 35. Miscellaneous
 36. Lease Effective Date
 37. Flood Zone
 38. Inducement Recapture In The Event Of Breach
 39. After Hours Heating, Ventilation, and Air Conditioning
 40. Transportation Management Association
 41. Cancellation of Lease
 --------------------------
 42. Parking
 -----------
     Exhibit "A".........................................Rules and Regulations
     Exhibit "B"...........................................Outline of Premises
     Exhibit "C".........................................Improvement Agreement
     Exhibit "D"....................................Form of Tenant Certificate
     Exhibit "E"..........................................Property Description

                                     LEASE

               THIS LEASE, made as of this   4/th/ day of March, 1997, between
                                             ------       -----
               Spieker Properties L.P., A CALIFORNIA LIMITED Partnership (hereinafter called "Landlord") and Pan American Bank, FSB, a
                                                   -------------------------
               Federally Chartered Institution, hereinafter called ("Tenant").
               -------------------------------

                                  WITNESSETH:

PREMISES AND OCCUPANCY

     1. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord those Premises hereinafter called "Premises" outlined in red on Exhibit "B" attached hereto and made a part hereof specified in the Basic Lease Information attached hereto.

               Tenant shall use and occupy the Premises for general office purposes and for no other use or purpose without the prior written consent of Landlord.

TERM AND POSSESSION

     2.  (a)   The parties project that the Term shall commence on the Scheduled
               Term Commencement Date and, except as otherwise provided herein or in any exhibit or addendum hereto, shall continue in full force until the Term Expiration Date. If the Premises are not delivered by Landlord by the Scheduled Term Commencement Date for any reason, Landlord shall not be liable to Tenant for any loss or damage resulting from such delay. The Term Commencement Date shall be the first day of the calendar month next following the earlier of (i) the day when the Premises are substantially complete, or (ii) the date on which Tenant takes possession of, or commences the operation of its business in some or all of the Premises. If substantial completion occurs prior to the Scheduled
               Term Commencement Date, Tenant shall take occupancy, and Landlord shall provide Tenant with as much prior notice as circumstances allow of the date when Landlord expects to achieve substantial completion based upon the progress of work. Should the Term
               Commencement Date be a date other than the Scheduled Term
               Commencement Date, either Landlord or Tenant, at the request of the other shall execute a declaration specifying the Term
               Commencement Date and the rent commencement date which shall be binding upon the parties to the matters, herein stated. Tenant's obligation to pay Rent and its other obligations for payment under this Lease shall commence upon the earlier of (i) the day when the Premises are substantially complete or (ii) the date on which Tenant takes possession of or commences the operation of its business in some or all the Premises.

          (b) Landlord shall perform the Tenant Improvement Work in the Premises as provided in the separate Office Lease Improvement Agreement attached hereto as Exhibit "C" and made a part hereof, with diligence, subject to events and delays due to causes beyond its reasonable control.

          (c) The Premises shall be substantially complete and possession shall be delivered when (i) installation of Building Standard Work (which shall not include installation of telephone and other communication facilities or equipment finish work and decoration to be performed by Tenant) has occurred, (ii) Tenant has direct access from the street to the elevator lobby on the floor where the Premises are located (iii) Landlord is in a position to furnish Building services to the Premises, and (iv). Substantial completion shall be deemed to have occurred notwithstanding a requirement to complete "punchlist" or similar corrective work.

RENT

     3. (a) Tenant shall pay to Landlord throughout the term of this Lease rent as specified in the Basic Lease Information, payable in monthly installments in advance on the first day of each month during every year of the Term hereby demised in lawful money of the United States, without deduction or offset whatsoever, to Landlord at the address specified in the Basic Lease Information or to such other firm or to such other place as Landlord may from time to time designate in writing. Said rental is subject to adjustment as provided in Paragraph 27 hereof. If this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the fractional month shall be appropriately prorated.

          (b) Tenant recognizes that late payment of any rent or other sum due hereunder from Tenant to Landlord will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after said amount is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid Landlord by Tenant in an amount equal to ten percent (l0%) of the amount of the delinquent rent or other payment. The amount of the late charge to be paid to Landlord by Tenant on any unpaid rent or other payment shall be reassessed and added to Tenant's obligation for each successive monthly period accruing after the date on which the late charge is initially imposed. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this paragraph in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this paragraph in any way affect Landlord's remedies pursuant to Paragraph 19 of this lease in the event said rent or other payment is unpaid after the date due.

RESTRICTIONS ON USE

           4. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, nor use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause or maintain or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on, or about the Premises.

COMPLIANCE WITH LAWS

           5.  Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force which may hereafter be enacted or promulgated; provided, however, that Tenant shall be allowed to
                            --------------------------------------------------
               use the Premises for general office purposes.  Tenant shall not
               --------------------------------------------
               do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Building in which the Premises are situated or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner, and Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by alterations or improvements made by or for Tenant or Tenant's acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has so violated any such law, statute, ordinance, rule, regulation or requirement shall be conclusive of such violation as between Landlord and Tenant.

ALTERATIONS

           6. Tenant shall not make or suffer to be made any alterations, additions, or improvements in, on, or to the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed;
               -----------------------------------------------------------
               and any such alterations, additions or improvements in, on or to said Premises, except for Tenant's movable furniture and equipment, shall become Landlord's property at the end of the Term hereof and shall remain on the Premises without compensation to Tenant. In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with plans and specifications approved by Landlord, and any contractor or person selected by Tenant to make the same must first be approved in writing by Landlord which approval
                                                             --------------
               shall not be unreasonably withheld or delayed.
               ---------------------------------------------

               Notwithstanding the foregoing, at Landlord's option, all or any portion of the alteration, addition or improvement work shall be performed by Landlord for Tenant's account and Tenant shall pay Landlord's estimate of the cost thereof (including a reasonable charge for Landlord's overhead and profit) prior to commencement of the work. Overhead and profit allowances shall not exceed fifteen percent (15%). Upon the expiration or
               ----------
               sooner termination of the Term, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, with all due diligence remove all those alterations, additions or improvements made by or for the account of Tenant, other than
                                                                  ----------
               the Tenant Improvement Work, designated by Landlord to be
               ---------------------------
               removed, and Tenant shall with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition, normal wear and tear excepted. At Landlord's election and notwithstanding the foregoing, however, Tenant shall pay to Landlord the cost of removing any such alterations, additions or improvements and restoring the Premises to their original condition, normal wear and tear excepted, such cost to include a reasonable charge for Landlord's overhead and profit as provided above, and such amount may be deducted from the Security Deposit or any other sums or amounts held by Landlord under this Lease.

REPAIR

           7.  By taking possession of the Premises, Tenant accepts the
               Premises as being in the condition in which Landlord is
               obligated to deliver them, subject to punch list items and
                                          --------------------------------
               latent defects, and otherwise in good order, condition and
               --------------
               repair. Except as provided in Paragraph 12(a), Tenant shall, at
                       -------------------------------------
               all times during the term hereof at Tenant's sole cost and expense, keep the Premises and every part thereof in good order, condition and repair, excepting damage thereto by fire, earthquake, Act of God or the elements, Tenant hereby waiving all rights under and benefits of subsection l of Section 1932, and Sections 1941 and 1942 of the Civil Code of California and any similar law, statute or ordinance now or hereafter in effect. Tenant shall upon the expiration or sooner termination of the Term hereof, unless Landlord demands otherwise as in Paragraph 6 hereof provided, surrender to Landlord the Premises and all repairs, changes, alterations, additions, and improvements thereto in the same condition as when received, or when first installed, damage by fire, earthquake, Act of God, or the elements and reasonable wear and tear excepted. It is hereby
                        ----------------------------
               understood and agreed that Landlord has no obligation to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as specified in Exhibit "C" attached hereto and made a part hereof, and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

LIENS

           8. Tenant shall keep the Premises free from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or provide adequate protection
                                                   ---------------------------
               by the posting of a proper bond, Landlord shall have, in addition
               ------
               to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien, having given Tenant prior written notice of
                             -------------------------------------------
               Landlord's intent. All such sums paid by Landlord and all
               -----------------
               expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand with interest at the rate payable of eighteen percent (18%) per annum or the maximum rate permitted by law, whichever is more. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Building, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least five (5) business days prior notice of commencement of any construction on the Premises.

ASSIGNMENT
AND SUBLETTING

           9.  Without Landlord's consent, which shall not be unreasonably
               -----------------------------------------------------------
               withheld, Tenant shall not sell, assign, encumber or otherwise
               --------
               transfer this Lease or any interest therein (by operation of law or otherwise), sublet the Premises or any part thereof or suffer any other person to occupy or use the Premises or any portion thereof, nor shall Tenant permit any lien to be placed on Tenant's interest under this Lease by operation of law except in accordance with the provisions of this Paragraph 9 For purposes hereof, sales, transfers or assignments of (i) a controlling interest in the stock of Tenant, if Tenant is a corporation, or of (ii) the general partnership interests sufficient to control management decisions if Tenant is a partnership, or of (iii) the majority or controlling underlying beneficial interest, if Tenant is any other form of business entity, shall constitute an assignment subject to the terms of this Paragraph 9.

               (a) In the event that Tenant should desire to sublet the Premises or any part thereof, Tenant shall provide Landlord with written notice of such desire at least forty-five (45) days in advance of
                                              ---------------
               the date on which Tenant desires to make such sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (i) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant shall be relieved of all further obligations hereunder as to such space from and after that date, or (ii) to permit Tenant to sublet such space, subject however, to the prior written approval of the proposed sublessee by Landlord, which said consent shall not be unreasonably withheld. If Landlord should fail to notify Tenant in writing of its election within said thirty (30) day period, Landlord shall be deemed to have waived option (i) above, but written approval of the proposed sublessee shall still be required. Refusal by Landlord to approve a proposed sublessee shall not constitute a termination of this Lease. In exercising its right of consent to a sublessee, it shall be reasonable for Landlord to withhold consent to any sublessee who (aa) does not agree to assume the obligations of the Lease with respect to the space to be so sublet, (bb) does not agree to utilize the space so sublet for the Permitted Use,
               (cc) is of unsound financial condition as reasonably determined
                                                         ----------
               by Landlord, or (dd) will, in Landlord's reasonable opinion
                                                        ----------
               increase the occupant density in the Leased Premises. If Tenant proposes to sublease less than all of the Premises, election by Landlord of termination of this Lease with respect to space to be so sublet shall leave this Lease in full force and effect with respect to the remainder of the space, the Rent and Tenant's Proportionate Share of Operating Expenses and taxes shall be adjusted on a prorata basis to reflect the reduction in Net Rentable Area of the Premises as retained by Tenant. This Lease as so amended shall continue thereafter in full force and effect and references herein to the Premises shall mean that portion thereof as to which the Lease has not been terminated.

               (b) Tenant shall not enter into any other transaction subject to this Paragraph 9 without Landlord's prior written consent, which said consent shall not be unreasonably withheld. It shall be reasonable for Landlord to withhold consent to any proposed transaction described in this Paragraph 9 on any of the grounds specified in Paragraph 9 (a) with respect to sublessees or any other reasonable grounds.

               (c) Any rent or other consideration realized by Tenant under any such sublease or assignment to which Landlord has consented hereunder, in excess of the Rent payable hereunder, after amortization of the reasonable cost of the improvements over the remainder of the Term for which Tenant has paid and reasonable subletting and assignment costs, shall be divided and paid ninety percent (90%) to Landlord and ten percent (10%) to Tenant.

               (d) Any subletting hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease. Any purported assignment, subletting or other transaction to which Paragraph 9 applies, which occurs contrary to the provisions hereof, shall be void. Landlord's consent to any assignment, subletting or other transaction to which this Paragraph 9 applies shall not release Tenant from any of Tenant's obligations hereunder or constitute a consent with respect to any subsequent transaction to which this paragraph applies.

INSURANCE AND INDEMNIFICATION

           10. (a) Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever and without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or other portion of the Premises or the Building, or caused by gas, fire, or the complex of which it is a part hereof, except for Landlord's gross negligence or willful acts or omissions.

               (b) Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever (i) occurring in, on, or about the Premises or any part thereof, (ii) occurring in, on, or about any facilities (including, without prejudice to the generality of the term "facilities", elevators, stairways, passageways or hallways), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or invitees. Tenant further agrees to indemnify and save harmless the Landlord against and from any and all claims by or on behalf of any person, firm or corporation, arising from the conduct or management of any work or thing whatsoever done by the Tenant in or about or from transactions of the Tenant concerning the Premises, and will further indemnify and save the Landlord harmless against and from any and all claims arising from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of the Tenant, or any of its agents, contractors, servants, employees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action proceeding brought thereon. Furthermore, in case any action or proceeding be brought against Landlord by reason of any claims or liability, Tenant agrees to defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 10 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

               Landlord shall indemnify, defend by counsel reasonably acceptable
               -----------------------------------------------------------------
               to Tenant, protect and hold Tenant harmless from and against any
               ----------------------------------------------------------------
               and all liabilities, losses, costs, damages, injuries or
               --------------------------------------------------------
               expenses, including reasonable attorneys' fees and court costs,
               ---------------------------------------------------------------
               arising out of or related to the sole negligence or willful
               -----------------------------------------------------------
               misconduct of Landlord.  Landlord shall not be liable to Tenant
               ---------------------------------------------------------------
               for any loss or damage to person or property caused by theft,
               -------------------------------------------------------------
               fire, acts of God, acts of public enemy, riot, strike,
               ------------------------------------------------------
               insurrection, war, court order, requisition or order of
               -------------------------------------------------------
               governmental body or authority or for any damage or inconvenience
               -----------------------------------------------------------------
               which may arise through repair, except as expressly otherwise
               -------------------------------------------------------------
               provided in Paragraph 10.
               -------------------------

               (c) Tenant agrees to purchase at its own expense and to keep in force during the term of this Lease a policy or policies of workmen's compensation and comprehensive general liability insurance, including personal injury and property damage, in the amount of Five Hundred Thousand Dollars ($500,000) for property damage and Five Hundred Thousand Dollars ($500,000) per person and One Million Dollars ($l,000,000) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Said policies shall: (i) name Landlord as an additional insured and insure Landlord's contingent liability under this Lease, (ii) be issued by an insurance company which is acceptable to Landlord and licensed to do business in the State of California, and (iii) provide that said insurance shall not be cancelled unless ten
               (10) days' prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance.

WAIVER OF SUBROGATION

           ll. Landlord and Tenant hereby waive any right that each may have against the other on account of any loss or damage arising in any manner which is covered by policies of insurance for fire and extended coverage, theft, public liability, workmen's compensation or other insurance now or hereafter existing during the term hereof, provided, however, the parties each shall first have their respective insurance companies waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be.

SERVICES AND UTILITIES

          12. (a) Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself, in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense.

               (b) Provided the Tenant shall not be in default hereunder, and subject to the provisions elsewhere herein contained and to the rules and regulations of the Building, Landlord agrees to furnish to the Premises during ordinary business hours of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Saturdays, Sundays and legal holidays), water and electricity suitable for the intended use of the Premises, heat and air conditioning required in Landlord's reasonable judgment for the comfortable use and
                          ----------
               occupation of the Premises, janitorial services during the times and in the manner that such services are, in Landlord's reasonable judgment customarily furnished in comparable office
               ----------
               buildings in the immediate market area, and elevator service which shall mean service either by nonattended automatic elevators or elevators with attendants, or both, at the option of the Landlord. Landlord shall provide additional or after-hours heating or air conditioning, at Tenant's request, and Tenant
                                                                 ---
               shall pay to Landlord a reasonable charge for such services as
                                                                  -----------
               determined by Landlord as set forth in Paragraph 39. Tenant
                                      ----------------------------
               agrees to keep and cause to be kept closed all window coverings when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all the reasonable regulations and requirements which Landlord
                          ----------
               may prescribe for the proper functioning and protection of said heating, ventilating, and air-conditioning system. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air-conditioned system, Landlord reserves the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises unless caused by the gross negligence or willful act of
                        -------------------------------------------------------
               Landlord.
               --------

               (c) Tenant will not without the written consent of Landlord use any apparatus or device in the Premises, including without limitation, electronic data processing machines, punch card machines, and machines using excess lighting or current which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device, for the purposes of using electrical current or water. If Tenant shall require water or electric current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, electric current or other resource consumed for any such other use. The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant, and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, electric current or other resource consumed, as shown by said meters, at the rates charged by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water, electric current or other resource so consumed. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of
               (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services, (ii) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by Acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailments, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Building. Furthermore Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resources consumption, provided that doing so does not unreasonably interfere with
               -----------------------------------------------------------
               Tenant's use of the Premises.
               ----------------------------

               (d) Any sums payable under this Paragraph 12 shall be considered additional rent and may be added to any installment of Rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of Rent.

ESTOPPEL CERTIFICATE

          13. (a) Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a certificate substantially in the form attached hereto as Exhibit "D" and made a part hereof, indicating thereon any exceptions thereto which may exist at that time. Failure of the Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgement by Tenant that the statements included in Exhibit "D" are true and correct without exception. Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

               (b) Within ten (10) days following any written request from Landlord, Tenant shall furnish current financial statements to Landlord.

HOLDING OVER

          14. If Tenant shall retain possession of the Premises or any portion thereof without Landlord's consent following the expiration of the Lease or sooner termination for any reason, then Tenant shall pay to Landlord for each day of such retention 200% the amount of daily rental for the last
                         ----
               month prior to the date of expiration or termination. Tenant shall also indemnify and hold Landlord harmless from any loss or liability resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Alternatively, if Landlord gives notice of Landlord's consent to Tenant's holding over, such holding over shall constitute renewal of the Lease on whatever terms are specified in such notice. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this paragraph shall waive Landlord's right of reentry or any other right. Unless Landlord exercises the option hereby given to it, Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any Rent from Tenant while Tenant is holding over without Landlord's written consent. Additionally, in the event that upon termination of the Lease, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant's sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this paragraph shall apply.

SUBORDINATION

           15. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which said Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground lease or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents in the name and on behalf of Tenant.

RULES AND REGULATIONS

          16. Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible for the nonperformance by any other Tenant or occupant of the Building of any said rules and regulations.

RE-ENTRY BY
LANDLORD

          17.  Landlord reserves and shall at all times during normal business
                                                        ----------------------
               hours and upon prior notice to Tenant, other than in an
               -------------------------------------------------------
               emergency, have the right to re-enter the Premises to inspect the
               ----------
               same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees or tenants, to post notices of nonresponsibility, and to alter, improve, or repair the Premises and any portion of the Building of which the Premises are a part, without abatement of rent, and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, except to
                                                                    ---------
               the extent caused by the gross negligence or willful misconduct
               ---------------------------------------------------------------
               of Landlord. For each of the aforesaid purposes, Landlord shall
               -----------
               at all times have and retain a key with which to unlock all of the doors in, upon, and about the Premises, excluding Tenant's vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises and any entry to the Premises, or portions thereof obtained by Landlord by any said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known.

INSOLVENCY
OR BANKRUPTCY

          18. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy or reorganization act, shall at Landlord's option, constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate five
               (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy insolvency or reorganization proceedings.

DEFAULT

          19. The failure to perform or honor any covenant condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of three
               (3) days from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of ten (10) days from the date of written notice from Landlord within which to cure any other default under this Lease; provided however that with respect to any default which cannot reasonably be cured within ten (10) days the default shall not be deemed to be uncured if Tenant commences to cure within ten (10) days from Landlord's notice and continues to prosecute diligently the curing thereof. Upon an uncured default of this Lease by Tenant Landlord shall have the following rights and remedies in addition to any or the rights or remedies available to Landlord by law or in equity;

               (a) The rights and remedies provided by a California Civil Code,
               Section 195l.2 including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of rent any loss for the same period that the Tenant proves could be reasonably avoided as computed pursuant to subsection (6) of said Section 1951.2;

               (b) The rights and remedies provided by California Civil Code, Section l95l.4 which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession;

               (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law;

               (d) The right and power, as attorney-in-fact for Tenant, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may exceed beyond the Term of this Lease) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting (i) Tenant shall be immediately liable to pay to Landlord, in addition to indebtedness other than Rent due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the Rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount to be paid as Rent for the Premises for such period, or (ii) at the option of Landlord, Rents received from such subletting shall be applied first to payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second to the payment of any costs of such subletting and of such alterations and repairs; third to payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same becomes due hereunder. If Tenant has been credited with any Rent to be received by such subletting under option (i) and such Rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option
               (ii) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. For all purposes set forth in this subparagraph (d), Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach; and

               (e) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to subparagraph (d) above.

DAMAGE BY FIRE, ETC.

          20. If the Premises are damaged by fire or other casualty, Landlord shall forthwith repair the same, provided such repairs can be made within one hundred and eighty (180) days from the date of
                           ----------------------------
               such damage under the laws and regulations of the federal, state, and local governmental authorities having jurisdiction thereof. In such event this Lease shall remain in full force and effect except that Tenant shall be entitled to a proportionate reduction of Rent while such repairs to be made hereunder by Landlord are being made. Such proportionate reduction shall be based upon the extent to which the making of such repairs to be made hereunder by Landlord shall interfere with the business carried on by Tenant in the Premises. Within twenty (20) days from the date of such damage, Landlord shall notify Tenant whether or not such repairs can be made within one hundred and eighty (180) days from
                                          ----------------------------
               the date of such damage and Landlord's determination thereof shall be binding on Tenant. If such repairs cannot be made within one hundred and eighty (180) days from the date of such damage
               ----------------------------
               either party shall have the option within thirty (30) days of the date of such damage to terminate this Lease as of a date specified in such notice, which date shall be not less than thirty (30) nor more than sixty (60) days after notice is given. In the event that such notice to terminate is given, this Lease shall terminate on the date specified in such notice. In case of termination, the Rent shall be reduced by a proportionate amount based upon the extent to which said damage interfered with the business carried on by the Tenant in the Premises, and the Tenant shall pay such reduced rent up to the date of termination. Landlord agrees to refund to Tenant any Rent previously paid for any period of time subsequent to such date of termination. The repairs to be made hereunder by Landlord shall not include, and Landlord shall not be required to repair, any damage by fire or other cause to the property of Tenant or any repairs or replacements of any paneling, decorations, railings, floor coverings, or any alterations, additions, fixtures or improvements installed on the Premises by or at the expense of Tenant.

EMINENT
DOMAIN

          21. If any part of the Premises shall be taken or appropriated under the power of eminent domain or conveyed in lieu thereof, either party shall have the right to terminate this Lease at its option. If any substantial part of the Building shall be taken or
                      -----------
               appropriated under power of eminent domain or conveyed in lieu thereof, Landlord may terminate this Lease at its option. In either of such events, Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any income, rent, award or any interest therein which may be paid in connection with the exercise of such power of eminent domain, and Tenant shall have no claim against Landlord for any part of the sums paid by virtue of such proceedings, whether or not attributable to the value of the unexpired Term. If a part of the Premises shall be so taken or appropriated or conveyed and neither party hereto shall elect to terminate this Lease and the Premises have been damaged as a consequence of such partial taking or appropriation or conveyance, Landlord shall restore the Premises continuing under this Lease at Landlord's cost and expense; provided, however, that Landlord shall not be required to repair or restore any injury or damage to the property of Tenant or to make any repairs or restoration of any alterations, additions, fixtures or improvements installed on the Premises by or at the expense of Tenant. Thereafter, the Rent for the remainder of the Term shall be proportionately reduced, such reduction to be based upon the extent to which the partial taking or appropriation of conveyance shall interfere with the business carried on by Tenant in the Premises. Notwithstanding anything to the contrary contained in this paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the Term; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term.

               In the event of any taking, appropriation or conveyance described
               -----------------------------------------------------------------
               in this Paragraph, the entire award will be paid to Landlord and
               ----------------------------------------------------------------
               Tenant will have no right or claim to any part of it; however,
               --------------------------------------------------------------
               Tenant will have the right to assert a separate claim against
               --------------------------------------------------------------
               the condemning authority so long as Landlord's award is not
               -----------------------------------------------------------
               reduced by the claim, for (i) Tenant's moving expenses; (ii)
               ------------------------------------------------------------
               leasehold improvements, fixtures, and personal property owned by
               ----------------------------------------------------------------
               Tenant; and (iii) Tenant's leasehold estate.
               --------------------------------------------

SALE BY
LANDLORD

          22. In the event of a sale or conveyance by Landlord of the Building, and the Purchaser assumes Landlord's obligations under this
               -----------------------------------------------------------
               Lease, then the same shall operate to release Landlord from any
               -----------
               future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

RIGHT OF LANDLORD
TO PERFORM

          23. All covenants and agreements to be performed by the Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. If the Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by the Landlord, the Landlord may, but shall not be obligated to do so, and without waiving or releasing the Tenant from any obligations of the Tenant, make any such payment or perform any such act on the Tenant's part to be made or performed as in this Lease provided. All sums so paid by the Landlord and all necessary incidental costs together with interest thereon at the rate of eighteen percent (l8%) per annum or the maximum rate permitted by law, whichever is more per annum from the date of such payment by the Landlord shall be payable as additional Rent to the Landlord on demand, and the Tenant covenants to pay any such sums, and the Landlord shall have, in addition to any other right or remedy of the Landlord, the same rights and remedies in the event of the nonpayment thereof by the Tenant as in the case of default by the Tenant in the payment of the Rent.

SURRENDER
OF PREMISES

           24. (a) Tenant shall, at least ninety (90) days before the last day of the Term hereof, give to Landlord a written notice of intention to surrender the Premises on that date, but nothing contained herein shall be construed as an extension of the Term hereof or as consent of Landlord to any holding over by Tenant.

               (b) At the end of the Term or any renewal hereof or other sooner termination of this Lease, the Tenant will peaceably deliver up to the Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same condition as received, or first installed, damage by fire, earthquake, Acts of God, reasonable wear and tear or the elements alone excepted. Tenant may, upon the termination of this Lease, remove all movable furniture and equipment belonging to Tenant, at Tenant's sole cost, title to which shall be in Tenant until such termination, repairing any damage caused by such removal. Property not so removed shall be deemed abandoned by the Tenant, and title to the same shall thereupon pass to Landlord. Upon request by Landlord, unless otherwise agreed to in writing by Landlord, Tenant shall remove, at Tenant's sole cost, any or all permanent improvements or additions to the Premises, exclusive of the Tenant Improvement
                                          -----------------------------------
               Work, installed by or at the expense of Tenant and all movable
               -----
               furniture and equipment belonging to Tenant which may be left by Tenant and repair any damage resulting from such removal.

               (c) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

WAIVER

          25. If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

NOTICES

          26. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States certified or registered mail, postage prepaid, hand delivered or delivered by reputable overnight courier
               ----------------------------------------------------------
               service addressed to the Tenant at Pan American Bank, FSB,
               -------                            -----------------------
               1300 S. El Camino Real, Suite 320, San Mateo, California,
               --------------------------------------------------------
               94402, or to such other place as the Tenant may from time to
               ------
               time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to the Landlord at the address specified in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a written notice to
                                                             -------
               the Tenant.

RENTAL
ADJUSTMENTS
           27. (i) The Rental payable during each year of the Term hereof subsequent to the 31st day of December of the base year as specified in the Basic Lease Information (the base year l997), shall be increased or decreased as the case may be by Tenant's percentage share, as specified in the Basic Lease Information, of the amount of any increase or decrease in operating expenses paid or incurred by Landlord over the amount paid during the base year. During December of each year during the Term of this Lease or as soon thereof as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the additional rent (or the decreased rent), if any, payable by Tenant under this paragraph for the ensuing year. In the case of an estimated increase in Rental payable hereunder by Tenant, Tenant shall pay to Landlord the full amount thereof in twelve equal monthly installments payable on the first day of each month beginning with the month following the receipt of such notice. In the case of an estimated decrease in Rental payable hereunder, Tenant shall receive a credit for such estimated decrease against the Rental next becoming due. If at any time it appears to Landlord that the additional rent payable under this paragraph for the current year will vary from its estimate by more than ten percent (10%), Landlord shall, by written notice to Tenant, review its estimate for such year and Tenant shall pay to Landlord the amount of any estimated increases for such year within twenty (20) days from receipt of Landlord's notice thereof.

               (ii) Within one hundred twenty (120) days after the end of each base year or as soon after such base year as practicable, Landlord shall deliver to Tenant a statement of additional rent payable under this paragraph for such year based upon actual operating expenses. If such statement shows an amount owing by Tenant that is less than the estimated payment for such year previously made by Tenant, then (provided Tenant is not then in default under this Lease) Tenant shall receive a credit for the amount of such excess payment against the Rental next becoming due. If such statement shows an amount owing by Tenant that is more than that estimated for such year previously made by Tenant, Tenant shall pay the deficiency to Landlord within twenty (20) days after delivery of such statement, notwithstanding whether or not this Lease has been terminated.

               (iii) If this lease ends on any date other than the last day of December, the amount of increase in rental payable by Tenant, if any, shall be prorated on the basis which the number of days from January l of the prior year, to and including said date on which this Lease ends, bears to 365 and shall be due and payable when rendered notwithstanding the termination of this Lease.

               (iv) The term "operating expenses" as used herein shall include all direct costs of operation, maintenance and management of the Building as determined by generally accepted accounting practices. By way of illustration but not limitation, operating expenses shall include the cost or charges for the following items: heat, light, water, power, steam, and other utilities (including without limitation any temporary or permanent utility surcharge or other exaction, whether now or hereafter imposed), waste disposal, janitorial services, guard services, window cleaning, air conditioning, materials and supplies, equipment and tools, service agreements on equipment, insurance, licenses, permits and inspections, wages and salaries, employee benefits and payroll taxes, accounting and legal expenses, management fees, Building office rent or rental value, depreciation on personal property, including without limitation, window coverings provided by Landlord and carpeting in public corridors and common areas, and the cost of contesting the validity or applicability of any governmental enactments which may affect operating expenses. For the purposes of this Lease, operating expenses shall not include direct taxes, interest expense, advertising costs, leasing commissions, depreciation on Building itself; or the cost of capital expenditures, provided, however, that in the event Landlord makes capital improvements which have the effect of reducing operating expenses, Landlord may amortize its investment in said improvements (together with interest at the rate of nine percent (9%) per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices provided that such amortization is not at a rate greater than the anticipated savings in the operating expenses. All operating expenses on the statements provided by Landlord shall be both for the base year and each subsequent year to equal Landlord's reasonable estimate of operating expense had ninety-five (95%) of the total rentable area of the Building been occupied for the entire year. Statements of operating expenses provided by Landlord shall be final and binding upon both Landlord and Tenant.

               (v) Tenant shall have the right, at Tenant's expense, upon forty-eight (48) hours prior written notice to Landlord and at reasonable times, to review Landlord's books and records for any operating expense year for which Rent is increased or decreased under this paragraph. In the event Tenant shall dispute the amount set forth in the statement provided by Landlord under (ii) above, Tenant shall have the right not later than ninety (90)
                                                                 -----------
               days following receipt of such statement, and subject to Tenant first depositing with Landlord the full amount in dispute, to cause Landlord's books and records with respect to such year to be audited by certified public accountants mutually acceptable to Landlord and Tenant; and the amounts payable under this paragraph by Landlord to Tenant or Tenant to Landlord, as the case may be, shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for further refund by Landlord to Tenant in excess of ten percent (l0%) of the estimated payments previously made by Tenant for such year, the cost of such audit shall be borne by Landlord; otherwise the cost of such audit shall be borne by Tenant. If Tenant shall not request an audit in accordance with the provisions of this paragraph (v) within ninety (90) days of receipt of Landlord's statement, such
                      -----------
               statement shall be conclusively binding upon Landlord and Tenant.

               (b)  Adjustment for Taxes.

               (i) Tenant shall pay to Landlord an amount equal to Tenant's percentage share, as specified in the Basic Lease Information, of any increase in direct taxes paid or incurred by Landlord in any tax year over the base year. In the event of an increase in such direct taxes, Tenant shall pay its share, as specified in the Basic Lease Information, of such increase to Landlord within twenty (20) days following said notice. The determination and statement of the direct taxes payable by Tenant shall be made and certified by

               Landlord, and such statement shall be final and binding upon both Landlord and Tenant. In the event this Lease begins or ends on any date other than the last day of June, the amount of any increase in direct taxes payable by Tenant shall be prorated on the basis which the number of days this Lease was in effect during said tax year bears to 365 days. Tenant agrees to pay its proportionate share, as specified in the Basic Lease Information, of the direct tax expenses for such prorated period within twenty (20) days from the receipt of the statement therefor from Landlord, notwithstanding the termination of this Lease. In the event the Building is not assessed for the base year on the basis of its substantially completed value, the amount of direct taxes for the base year shall be appropriately adjusted based upon Landlord's estimate of what the assessed value of the Building would be if the Building were then substantially completed.

               (ii) The term "direct taxes" as used herein shall include all real property taxes on the Building, the land on which the Building is situated, and the various estates in the Building. Direct taxes shall also include all personal property taxes levied on the property used in the operation of the Building; taxes of every kind and nature whatsoever levied and assessed in lieu of; in substitution for, or in addition to existing or additional real or personal property taxes on said Building, land or personal property, whether or not now customary or within the contemplation of the parties hereto, other than taxes covered by Paragraph 28 to the extent that Landlord is reimbursed therefor by Tenant or by any other tenant of the Building; and the cost to Landlord of contesting the amount or validity or applicability of any of the aforementioned taxes. Net recoveries through protest, appeals or other actions taken by Landlord in its discretion, a Rent deduction of all costs and expenses, including counsel and other fees, shall be deducted from direct taxes for the year of receipt.

               (c) Notwithstanding anything contained in this Paragraph 27, the rental payable by Tenant shall in no event be reduced to an amount less than the rent specified in the Basic Lease Information.

TAXES PAYABLE BY TENANT

           28. Tenant shall pay before delinquency any and all taxes levied or assessed and which become payable by Landlord (or Tenant) during the Term of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources, capital stock taxes, and estate and inheritance taxes), whether or not now customary or within the contemplation of the parties hereto, which are based upon, measured by or otherwise calculated with respect to: (a) the gross or net rent payable under this Lease, including, without limitation, any gross receipts tax levied by any taxing authority, or any other gross income tax or excise tax levied by any taxing authority with respect to the receipt of the Rental hereunder, (b) the value of Tenant's equipment, furniture, fixtures or other personal property located in the Premises, (c) the possession, lease, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, (d) the value of any leasehold improvements, alterations or additions made in or to the Premises, regardless of whether title to such improvements, alterations or additions shall be in Tenant or Landlord, or (e) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant so to reimburse Landlord, the Rent payable to Landlord under this Lease shall be revised to net Landlord the same net Rent after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax. All taxes payable by Tenant under this Paragraph 28 shall be deemed to be, and shall be paid as, additional Rent.

ABANDONMENT

          29. Tenant shall not abandon the Premises at any time during the term, and if Tenant shall abandon, or surrender said Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall thereupon pass to Landlord, except such property as may be mortgaged to Landlord.

          30. At any time after execution of this Lease, Landlord may substitute for the Premises other premises in the Building (the New Premises) upon not less than ninety (90) days prior written notice, in which event the new Premises shall be deemed to be the Premises for all purposes hereunder, provided, however, that: (a) The Net Rentable Area in the Premises is less than five thousand (5,000) square feet; (b) The New Premises shall be similar in area and in appropriateness for Tenant's purposes; (c) Any such substitution is effected for the purpose of accommodating a tenant who will occupy all or a substantial portion of the Net Rentable Area of the floor on which the Premises are located, and
               (d) If Tenant is occupying the Premises at the time of such substitution. Landlord shall pay the expense of moving Tenant, its property and equipment to the New Premises and shall, at its sole cost, improve the New Premises with improvements substantially similar to those Landlord has committed to provide or has provided in the Premises.

SUCCESSORS AND ASSIGNS

          3l. Subject to the provisions of Paragraph 9 hereof; the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

ATTORNEYS'
FEES

          32. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to reasonable attorneys fees to be fixed by the court in such action or proceeding.

SECURITY
DEPOSIT

          33. By execution of this Lease, Landlord acknowledges receipt of Tenant's security deposit for the faithful performance of all terms, covenants and conditions of this Lease. The sum of said deposit is specified in the Basic Lease Information. Tenant agrees that Landlord may apply said security deposit to remedy any failure by Tenant to repair or maintain the Premises or to perform any other terms, covenants or conditions contained herein. If Tenant has kept and performed all terms, covenants or conditions of this Lease during the term hereof, Landlord will on the termination hereof promptly return said sum to Tenant or the last permitted assignee of Tenants interest hereunder at the expiration of the Lease Term. Should Landlord use any portion of said sum to cure any default by Tenant hereunder, Tenant shall forthwith replenish said sum to such original amount. Landlord shall not be required to keep any security deposit separate from its general funds, and Tenant shall not be entitled to interest on any such deposit. Upon the occurrence of any events of default described in Paragraph 19 of this Lease, said security deposit shall become due and payable to Landlord.

CORPORATE AUTHORITY

          34. If Tenant signs as a corporation each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

MISCELLANEOUS

          35. (a) The term Premises wherever it appears herein includes and shall be deemed or taken to include (except where such meaning would be clearly repugnant to the context) the office space demised and improvements now or at any time hereinafter comprising or built in the space hereby demised. The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease. The term Landlord in these presents shall include the Landlord, its successors, and assigns. In any case where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The term Tenant or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof.

               (b) Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the State of California. This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument by the parties hereto.

               (c) If for any reason whatsoever any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

               (d) Any sums called for under this Lease shall be considered additional rent and may be added to any installment of Rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of Rent.

LEASE EFFECTIVE
DATE
           36. (a) Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

FLOOD ZONE

           37. Tenant acknowledges that the Premises may be subject to flooding hazards due to the location of the building within a one hundred year flood plain. The boundaries of the flood plain are described in the Preliminary Flood Insurance Map dated May 1, 1989 prepared by the Federal Emergency Management Agency ("FEMA") and the Preliminary Working Map dated January 1989 prepared by the U.S. Army Corps of Engineers (collectively, "Flood Maps"). The Flood Maps indicate that the majority of the City and parts of the County of Sacramento lie within the one hundred year flood plain. Property in the flood plain may be inundated in the event flooding occurs at a level reached on the average once every one hundred years (a one percent chance of occurring in any given year). Under the provisions of the National Flood Insurance Program, such property is deemed subject to special flood hazards. Tenant expressly acknowledges and assumes the risk that the Premises may be subject to flooding due to their location in a one hundred year flood plain. Tenant unconditionally waives any flood related property damage claim asserting liability on the part of the County of Sacramento or its officers, agents, or employees premised on the issuance of a permit for the construction of tenant improvements within the Premises, whether or not the issuance of such a permit is due to the negligence of the County or its officers, agents, or employees. Further, Tenant unconditionally waives any flood-related property damage claim against Landlord. The term "claim" as used in this paragraph shall include all direct or class actions or subrogation or inverse condemnation lawsuits brought by any person.

INDUCEMENT
RECAPTURE IN EVENT
OF BREACH

          38. Any agreement provided by Landlord to Tenant for charges applicable to the Premises, or for the giving or paying by Landlord to or for Tenant of any cash, overstandard or specialized tenant improvement, or other bonus, inducement or consideration for Tenant's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions", shall be deemed conditioned upon Tenant's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Tenant during the Term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Tenant, as defined in Paragraph 19, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any charge, bonus, inducement or consideration heretofore given or paid by Landlord under such an Inducement Provision shall be immediately due any payable by Tenant to Landlord, and recoverable by Landlord as additional rent due under the operation of this Lease, notwithstanding any subsequent cure of said Breach by Tenant. The acceptance by Landlord of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Landlord of the provisions of this Paragraph unless specifically so stated in writing by Landlord at the time of such acceptance.

               Nothing in this Paragraph 38 shall authorize Landlord to recover
               ----------------------------------------------------------------
               more than once any rent or other charges applicable to the
               ----------------------------------------------------------
               Premises.
               --------
AFTER HOURS
HEATING AND
AIR CONDITIONING

          39. Landlord, at Landlord's expense, shall furnish normal heating, ventilation, and air conditioning (HVAC), electrical power and use of all other building services and amenities Monday through Friday, 7:00 a.m. to 6:00 p.m. during generally recognized business days, as determined by Landlord.

               Tenant acknowledges and agrees that Tenant's use of Premises outside of generally recognized business days and hours, imposes additional burden on the project's janitorial services, fluorescent light tubes, HVAC and electrical services, and other common area amenities. Accordingly, after hours use of services will be made available and will be billed as an after hours rent assessment. After hours use will be metered by Tenant's use of a bypass timer located within Tenant's Premises and such costs plus an administrative fee will be payable by Tenant to Landlord upon demand. Such costs shall not exceed $15.00 per hour during the initial year of the Lease Term.

TRANSPORTATION
MANAGEMENT
ASSOCIATION

          40. Tenent hereby agrees to designate one (1) of its employees to act as a liason with Landlord to facilitate and coordinate such programs as may be required by governmental agencies to reduce the traffic generated by Gateway Oaks office projects as required by the City of Sacramento's Trip Reduction Ordinance and to facilitate the use of public transportation. Tenant further agrees to become a member of, and participate in the programs initiated by, the South Natomas Transportation Management Association. Memebership dues for the South Natornas Transportation Management Association are $.06 pen rentable square foot or a minimum of $250.00 per year.

CANCELLATION OF
---------------
LEASE
-----

          41. It is hereby agreed and understood that, after full execution and
          ---------------------------------------------------------------------
              upon its commencement, this Lease Agreement shall cancel and
              ------------------------------------------------------------
              supercede that certain Lease Agreement between Pan American Bank
              ----------------------------------------------------------------
              FSB, a Federally Chartered Institution, as Tenant, and Spieker
              --------------------------------------------------------------
              Properties, L.P., a California Limited Partnership, as Landlord,
              ----------------------------------------------------------------
              for the Premises located at 2151 River Plaza Drive, Suite 170,
              --------------------------------------------------------------
              Sacramento, California, dated February 27, 1997, provided that
              --------------------------------------------------------------
              Tenant is not, and has not been, in default of the terms and
              ------------------------------------------------------------
              conditions of that Lease Agreement and provided that Tenant
              -----------------------------------------------------------
              delivers the Premises to Landlord in the condition required by our
              ------------------------------------------------------------------
              Lease Agreement.
              ----------------

PARKING
-------
          42. Tenant shall have the non-exclusive use with other tenants of the
          ---------------------------------------------------------------------
              building of on-site parking at a ratio of not more than 3.8 cars
              ----------------------------------------------------------------
              per 1,000 square feet of rentable area. Special parking,
              -------------------------------------------------------
              including, without limitation, car and vanpool parking, and
              -----------------------------------------------------------
              handicap parking will be provided by Landlord in accordance with
              ----------------------------------------------------------------
              the current requirements of the City of Sacramento and other
              ------------------------------------------------------------
              governmental authorities.
              -------------------------

           IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.


LANDLORD:                            TENANT:

Spieker Properties, L.P.,            Pan American Bank, FSB
a California limited partnership     a Federally Chartered Institution


BY:  Spieker Properties, Inc.,       BY:   /s/ Lawrence J. Grill
     a Maryland corporation,               ---------------------------
                                           Lawrence J. Grill
ITS: General Partner                 ITS:  President & CEO

BY:   /s/ Peter H. Schnugg
      --------------------------
      Peter H. Schnugg
ITS:  Senior Vice President